EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FOURTH QUARTER AND
FULL YEAR 2021 RESULTS
Gross Assets Under Management $7.8 Billion at Quarter End
$0.9 Billion of Capital Raised at Advised REITs in 2021
Company Increases Focus on Growing AUM
Company Reports Record for Quarterly Adjusted EBITDA
JSAV Rebrands as INSPIRE; Achieves 427% Revenue Growth in the Quarter
Strong Third-Party Growth at Remington and Premier
Ashford Securities Continues Ramp-up in Capital Raising
RED Hospitality Expands into Puerto Rico

DALLAS, February 24, 2022 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the fourth quarter and full year ended December 31, 2021. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2021, with the fourth quarter and year ended December 31, 2020 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Four paths to growth:
◦Recovery of the hospitality industry;
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(5.0) million, or $(1.79) per diluted share. Net loss attributable to common stockholders for the full year was $(46.0) million, or $(16.68) per diluted share. Adjusted net income for the quarter was $17.1 million, or $2.24 per diluted share. Adjusted net income for the full year was $39.0 million, or $5.20 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $62.0 million, reflecting a 127% growth rate over the prior year quarter. Total revenue, excluding cost reimbursement revenue, for the full year was $180.6 million, reflecting a 34% growth rate over the prior year.

Ashford Reports Fourth Quarter Results

February 24, 2022

•Adjusted EBITDA for the quarter was $19.5 million, reflecting a 174% growth rate over the prior year quarter. Adjusted EBITDA for the full year was $48.4 million, reflecting a 64% growth rate over the prior year.
•At the end of the fourth quarter, the Company had approximately $7.8 billion of gross assets under management.
•At the end of the fourth quarter, the Company’s advised REITs had total net working capital of $858 million.
•As of December 31, 2021, the Company had corporate cash of approximately $28.1 million.

OPENKEY UPDATE
Ashford currently owns a 75% interest in OpenKey. OpenKey is the universal, industry-standard smartphone App for keyless entry in hotel guestrooms. OpenKey continues to expand its platform with 288 hotels under contract at the end of the fourth quarter. As the hospitality industry strives to implement measures to provide a clean and safe environment for guests, the Company expects that the digital benefits OpenKey offers, such as automated check-in (bypassing the front desk), keyless entry, and secure digital key capability, will continue to gain accelerated adoption and growth at hotels nationwide. OpenKey has seen significant growth from its Master Services Agreement with Four Seasons Hotels & Resorts and there are currently 17 Four Seasons properties utilizing OpenKey. Revenue for OpenKey increased 63% in the fourth quarter over the prior year quarter.

ASHFORD SECURITIES UPDATE
The Company formed Ashford Securities as a dedicated capital raising platform to fund investment opportunities sponsored and asset-managed by Ashford. Types of capital raised may include, but are not limited to, non-traded preferred equity, non-traded convertible preferred equity, and non-traded REIT common equity (for future platforms). In the fourth quarter of 2019, Braemar announced that it had filed a registration statement for a non-traded preferred equity security via Ashford Securities. Additionally, Ashford Securities became a FINRA member firm in February 2020 and has recently started raising non-traded preferred equity for Braemar. To date, Ashford Securities has placed $69.2 million of Braemar’s non-traded preferred stock. Longer term, the Company believes there is a substantial opportunity to offer differentiated alternative investment products through financial intermediaries to help investors further diversify their portfolios.

REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to pursue third-party growth. Since initiating its efforts to pursue third-party business beginning in the fourth quarter of 2019, Remington has signed 20 third-party hotel management contracts. In the fourth quarter, Remington generated hotel management fee revenue of $7.5 million, Net Income Attributable to the Company of $129,000, and Adjusted EBITDA of $3.5 million.

LISMORE CAPITAL UPDATE
During the first quarter of 2020, Ashford Trust and Braemar entered into agreements with Lismore Capital (“Lismore”) for Lismore to seek modifications, forbearances or refinancings of Ashford’s advised REITs’ debt totaling approximately $5.1 billion across over 40 different loans. This was a critical effort in maintaining the advised REITs’ viability during the pandemic. Lismore has been successful in obtaining forbearance and other agreements with the lenders for the advised REITs’ loans totaling approximately 93% of their outstanding loan balances at the time of the engagement. Lismore recognized total revenue of $2.6 million during the fourth quarter.

Ashford Reports Fourth Quarter Results

February 24, 2022

PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and to date, Premier has signed 35 third-party engagements, totaling $11 million in fees. In the fourth quarter, Premier generated $3.9 million of design and construction fee revenue, Net Loss Attributable to the Company of $(1.4) million, and Adjusted EBITDA of $1.3 million.

INSPIRE UPDATE
During the quarter, J&S Audio Visual (“JSAV”), completed a strategic rebranding and is now named INSPIRE. Throughout its 35-year history, the full-service event technology company has developed creative and individualized event production solutions. The new name, INSPIRE, reflects the energy and momentum the company brings to each of its clients and the aspiration to create events that move people. INSPIRE provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making INSPIRE a leading single-source solution for its clients’ meeting and event needs. During the fourth quarter of 2021, INSPIRE had revenue of $21.7 million, Net Income Attributable to the Company of $135,000, and Adjusted EBITDA of $3.0 million. Fourth quarter revenue growth was 427% over the prior year quarter.

RED HOSPITALITY & LEISURE UPDATE
During the fourth quarter, the Company acquired the equity interests of RED Hospitality & Leisure (“RED Hospitality”) that it did not already own, and now owns a 100% interest in RED Hospitality. RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has several potential avenues for future growth including opportunities to expand into other hotels at Ashford-advised REITs or non-Ashford hotels in the USVI, elsewhere in the Caribbean, and in the U.S. During the fourth quarter, RED Hospitality entered into a long-term agreement to provide ferry services in Puerto Rico and expects future growth opportunities in this market. RED Hospitality also continues to see strong growth in Turks & Caicos driven by strong demand and significant pricing power. In the fourth quarter, RED Hospitality generated $5.7 million of revenue, Net Income Attributable to the Company of $491,000, and $1.0 million of Adjusted EBITDA. Fourth quarter revenue growth was 95% over the prior year quarter.

FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(5.0) million, or $(1.79) per diluted share. Adjusted net income for the quarter was $17.1 million, or $2.24 per diluted share.
For the quarter ended December 31, 2021, base advisory fee revenue was $17.3 million. The base advisory fee revenue in the fourth quarter was comprised of $14.5 million from Ashford Trust and $2.8 million from Braemar. During the fourth quarter, the Company recognized approximately $7.2 million in deferred advisory revenue from Ashford Trust as a result of the amendment to its strategic financing.
Adjusted EBITDA for the quarter was $19.5 million, reflecting a growth rate of 174% over the prior year quarter.

CAPITAL STRUCTURE
At the end of the fourth quarter of 2021, the Company had approximately $7.8 billion of gross assets under management from its advised platforms. The Company had corporate cash of $28.1 million and 7.6 million fully diluted shares. The Company’s fully diluted shares include 4.3 million common shares associated with its Series D convertible preferred stock. The Company had $59.6 million of loans at December 31, 2021, of which approximately $30,000 related to its joint venture partners’ share of such loans.

Ashford Reports Fourth Quarter Results

February 24, 2022

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS
•Ashford Trust reported Adjusted EBITDAre of $40.7 million for the fourth quarter.
•For full year 2021, Ashford Trust raised approximately $563.8 million from the sale of shares of its common stock.
•Since beginning its initiative to exchange its preferred stock for common stock, Ashford Trust has exchanged approximately 16.1 million shares of its preferred stock, representing approximately 71% of its preferred share count prior to the exchanges and approximately $401.8 million of liquidation value, into approximately 11.9 million common shares.

BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Braemar reported Adjusted EBITDAre of $29.4 million for the fourth quarter which exceeded fourth quarter 2019 Adjusted EBITDAre by 15.4%.
•Fourth quarter RevPAR for Braemar was $240, which was the highest quarterly RevPAR in the company’s history and exceeded fourth quarter 2019 RevPAR by 6.3%.
•For full year 2021, Braemar has raised approximately $104.4 million from the sale of shares of its common stock.
•To date, Braemar has issued approximately $69.2 million of its Non-Traded Preferred Stock.
•During the quarter, Braemar entered into a definitive agreement to acquire the 96-room Dorado Beach, a Ritz-Carlton Reserve in Dorado, Puerto Rico.

“We delivered solid fourth quarter results, highlighted by the highest quarterly adjusted EBITDA in Company history, and remain confident that the Ashford group of companies is well-positioned to capitalize on the continuing recovery in the hospitality industry,” commented Jeremy J. Welter, Ashford’s President and Chief Operating Officer. “Ashford has an unwavering commitment to maximize value for our shareholders, and we believe the proactive and disciplined actions we have undertaken reflect that commitment. Looking at our advised platforms, our REITs have stabilized and are well-positioned as we enter 2022. Braemar, with the highest quality portfolio in the public markets, is back on offense and growing. It is further diversifying its luxury portfolio with the recent announcement of the pending acquisition of Dorado Beach, the first Ritz-Carlton Reserve in the Americas and one of only five Ritz-Carlton Reserve properties worldwide. Ashford Trust has significantly bolstered its liquidity and remains well-positioned with its geographically diverse portfolio and exposure to transient leisure customers. Looking ahead, we believe both of our advised REITs are poised for further growth in 2022 and beyond.”

Mr. Welter continued, “Other areas of our business, like INSPIRE and OpenKey, are also benefitting from a strong increase in demand while Remington and Premier both realized solid third-party business growth. Additionally, Ashford Securities is ramping well, and we remain pleased with the continued strong performance in capital raising for their first investment product.” Mr. Walter added, “Moving forward, as the recovery in the lodging industry gains momentum, we believe Ashford is uniquely positioned to outperform. We remain focused on our unique investment strategy to strategically invest in operating companies that service the hospitality industry and act as an accelerator to grow these companies. With our talented and dedicated management team, along with our long-term strategy on finding growth opportunities in our business, I am excited about the future prospects for our Company.”

Ashford Reports Fourth Quarter Results

February 24, 2022

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, February 25, 2022, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Friday, March 4, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13725850.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2021 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com on Friday, February 25, 2022, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, including one or more possible recurrences of COVID-19 case surges that would cause state and local governments to reinstate travel restrictions and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to continue as a going concern; our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

Ashford Reports Fourth Quarter Results

February 24, 2022

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$37,571	$45,270
Restricted cash	34,878	37,396
Restricted investment	576	290
Accounts receivable, net	10,945	3,458
Due from affiliates	212	353
Due from Ashford Trust	6,556	13,198
Due from Braemar	1,547	2,142
Inventories	1,555	1,546
Prepaid expenses and other	9,490	7,629
Total current assets	103,330	111,282
Investments in unconsolidated entities	3,581	3,687
Property and equipment, net	83,566	88,760
Operating lease right-of-use assets	26,975	30,431
Goodwill	56,622	56,622
Intangible assets, net	244,726	271,432
Other assets	870	3,225
Total assets	$519,670	$565,439
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$44,771	$40,378
Dividends payable	34,574	16,280
Due to affiliates	—	1,471
Deferred income	2,937	12,738
Deferred compensation plan	—	29
Notes payable, net	6,725	5,347
Finance lease liabilities	1,065	841
Operating lease liabilities	3,628	3,691
Other liabilities	25,899	29,905
Total current liabilities	119,599	110,680
Deferred income	7,968	8,621
Deferred tax liability, net	32,848	37,904
Deferred compensation plan	3,326	1,678
Notes payable, net	52,669	57,349
Finance lease liabilities	43,479	43,143
Operating lease liabilities	23,477	26,881
Total liabilities	283,366	286,256

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding, net of discount, as of December 31, 2021 and December 31, 2020	478,000	476,947
Redeemable noncontrolling interests	69	1,834
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,023,002 and 2,868,288 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	3	3
Additional paid-in capital	294,395	293,597
Accumulated deficit	(534,999)	(491,483)
Accumulated other comprehensive income (loss)	(1,206)	(1,156)
Treasury stock, at cost, 49,686 and 32,031 shares at December 31, 2021 and December 31, 2020, respectively	(596)	(438)
Total equity (deficit) of the Company	(242,403)	(199,477)
Noncontrolling interests in consolidated entities	638	(121)
Total equity (deficit)	(241,765)	(199,598)
Total liabilities and equity (deficit)	$519,670	$565,439

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
REVENUE
Advisory services fees:
Base advisory fees	$17,302	$11,018	$47,045	$44,725
Other advisory revenue	132	131	521	522
Hotel management fees:
Base management fees	5,960	3,534	21,291	17,126
Incentive management fees	1,563	—	4,969	—
Design and construction fees	3,946	1,156	9,557	8,936
Audio visual	21,710	4,123	49,880	37,881
Other	11,430	7,352	47,329	25,602
Cost reimbursement revenue	71,804	34,806	207,883	162,636
Total revenues	133,847	62,120	388,475	297,428
EXPENSES
Salaries and benefits	17,436	11,949	61,392	52,036
Non-cash equity-based compensation	903	1,475	4,553	5,563
Cost of revenues for design and construction	1,293	489	4,105	3,521
Cost of revenues for audio visual	15,632	4,384	38,243	30,256
Depreciation and amortization	8,144	9,785	32,598	39,957
General and administrative	6,795	4,227	25,594	19,923
Impairment	—	10,624	1,160	188,837
Other	4,771	3,953	18,199	18,687
Reimbursed expenses	72,048	34,940	207,864	162,578
Total operating expenses	127,022	81,826	393,708	521,358
OPERATING INCOME (LOSS)	6,825	(19,706)	(5,233)	(223,930)
Equity in earnings (loss) of unconsolidated entities	34	(89)	(126)	212
Interest expense	(1,299)	(1,708)	(5,144)	(5,389)
Amortization of loan costs	(113)	(76)	(322)	(318)
Interest income	78	3	285	32
Realized gain (loss) on investments	—	—	(3)	(386)
Other income (expense)	(181)	235	(437)	(264)
INCOME (LOSS) BEFORE INCOME TAXES	5,344	(21,341)	(10,980)	(230,043)
Income tax (expense) benefit	(1,388)	6,851	162	14,255
NET INCOME (LOSS)	3,956	(14,490)	(10,818)	(215,788)
(Income) loss from consolidated entities attributable to noncontrolling interests	169	421	678	1,178
Net (income) loss attributable to redeemable noncontrolling interests	7	557	215	2,245
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	4,132	(13,512)	(9,925)	(212,365)
Preferred dividends, declared and undeclared	(8,999)	(8,295)	(35,000)	(32,095)
Amortization of preferred stock discount	(120)	(501)	(1,053)	(2,887)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(4,987)	$(22,308)	$(45,978)	$(247,347)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.79)	$(9.46)	$(16.68)	$(108.30)
Weighted average common shares outstanding - basic	2,785	2,359	2,756	2,284
Diluted:
Net income (loss) attributable to common stockholders	$(1.79)	$(9.46)	$(16.68)	$(108.30)
Weighted average common shares outstanding - diluted	2,785	2,359	2,756	2,284

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income (loss)	$3,956	$(14,490)	$(10,818)	$(215,788)
(Income) loss from consolidated entities attributable to noncontrolling interests	169	421	678	1,178
Net (income) loss attributable to redeemable noncontrolling interests	7	557	215	2,245
Net income (loss) attributable to the company	4,132	(13,512)	(9,925)	(212,365)
Interest expense	1,303	1,642	5,150	5,179
Amortization of loan costs	113	77	327	312
Depreciation and amortization	9,263	10,899	37,609	44,055
Income tax expense (benefit)	1,388	(6,851)	(162)	(14,255)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	(7)	(36)	(63)	(432)
EBITDA	16,192	(7,781)	32,936	(177,506)
Deferred compensation plans	481	554	1,671	(3,012)
Non-cash stock-based compensation	897	1,674	4,949	6,436
Change in contingent consideration fair value	—	(298)	22	447
Transaction costs	1,187	272	3,424	1,049
Loss on disposal of assets	272	1,789	1,595	8,330
Reimbursed software costs, net	(187)	(116)	(507)	(409)
Legal, advisory and settlement costs	168	(61)	1,820	922
Severance and executive recruiting costs	285	518	1,330	3,934
Amortization of hotel signing fees and lock subsidies	141	150	518	539
Other (gain) loss	52	(194)	(553)	175
Impairment	—	10,613	1,160	188,563
Adjusted EBITDA	$19,488	$7,120	$48,365	$29,468

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income (loss)	$3,956	$(14,490)	$(10,818)	$(215,788)
(Income) loss from consolidated entities attributable to noncontrolling interests	169	421	678	1,178
Net (income) loss attributable to redeemable noncontrolling interests	7	557	215	2,245
Preferred dividends, declared and undeclared	(8,999)	(8,295)	(35,000)	(32,095)
Amortization of preferred stock discount	(120)	(501)	(1,053)	(2,887)
Net income (loss) attributable to common stockholders	(4,987)	(22,308)	(45,978)	(247,347)
Amortization of loan costs	113	77	327	312
Depreciation and amortization	9,263	10,899	37,609	44,055
Net income (loss) attributable to unitholders redeemable noncontrolling interests	(7)	(36)	(63)	(432)
Preferred dividends, declared and undeclared	8,999	8,295	35,000	32,095
Amortization of preferred stock discount	120	501	1,053	2,887
Deferred compensation plans	481	554	1,671	(3,012)
Non-cash stock-based compensation	897	1,674	4,949	6,436
Change in contingent consideration fair value	—	(298)	22	447
Transaction costs	1,187	272	3,424	1,049
Loss on disposal of assets	272	1,789	1,595	8,330
Non-cash interest from finance lease	142	152	643	613
Reimbursed software costs, net	(187)	(116)	(507)	(409)
Legal, advisory and settlement costs	168	(61)	1,820	922
Severance and executive recruiting costs	285	518	1,330	3,934
Amortization of hotel signing fees and lock subsidies	141	150	518	539
Other (gain) loss	52	(194)	(553)	175
Impairment	—	10,613	1,160	188,563
GAAP income tax expense (benefit)	1,388	(6,851)	(162)	(14,255)
Adjusted income tax (expense) benefit (1)	(1,275)	(2,641)	(4,893)	(8,593)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$17,052	$2,989	$38,965	$16,309
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2.24	$0.43	$5.20	$2.29
Weighted average diluted shares	7,623	6,964	7,492	7,126

Components of weighted average diluted shares
Common shares	2,785	2,359	2,756	2,284
Series D convertible preferred stock	4,324	4,171	4,265	4,111
Deferred compensation plan	196	199	198	200
Put options	—	217	—	355
Acquisition related shares	122	—	145	149
Restricted shares and units	196	18	128	27
Weighted average diluted shares	7,623	6,964	7,492	7,126

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit excluding noncontrolling interests	$(1,388)	$6,851	$162	$14,255
Less deferred income tax (expense) benefit	(113)	9,492	5,055	22,410
Less cash income tax benefit from CARES Act	—	—	—	438
Adjusted income tax (expense) benefit (1)	$(1,275)	$(2,641)	$(4,893)	$(8,593)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) and cash income tax benefits from the CARES Act because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and hospitality products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2021				Three Months Ended December 31, 2020
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$14,477	$—	$—	$14,477	$8,617	$—	$—	$8,617
Base advisory fees - Braemar	2,825	—	—	2,825	2,401	—	—	2,401
Other advisory revenue - Braemar	132	—	—	132	131	—	—	131
Hotel management fees:
Base management fees	—	5,960	—	5,960	—	3,534	—	3,534
Incentive management fees	—	1,563	—	1,563	—	—	—	—
Design and construction fees	—	3,946	—	3,946	—	1,156	—	1,156
Audio visual	—	21,710	—	21,710	—	4,123	—	4,123
Other	20	11,410	—	11,430	42	7,311	(1)	7,352
Cost reimbursement revenue	7,412	63,544	848	71,804	5,682	28,699	425	34,806
Total revenues	24,866	108,133	848	133,847	16,873	44,823	424	62,120
EXPENSES
Salaries and benefits	—	8,897	8,058	16,955	—	5,913	5,482	11,395
Deferred compensation plans	—	70	411	481	—	—	554	554
Non-cash equity-based compensation	—	77	826	903	—	94	1,381	1,475
Cost of audio visual revenues	—	15,632	—	15,632	—	4,384	—	4,384
Cost of design and construction revenues	—	1,293	—	1,293	—	489	—	489
Depreciation and amortization	986	7,006	152	8,144	2,127	7,579	79	9,785
General and administrative	—	4,693	2,102	6,795	—	3,198	1,029	4,227
Impairment	—	—	—	—	—	10,624	—	10,624
Other	—	4,798	(27)	4,771	1,605	2,348	—	3,953
Reimbursed expenses	2,346	63,432	848	66,626	1,924	28,554	425	30,903
REIT non-cash equity-based compensation	5,310	112	—	5,422	3,892	145	—	4,037
Total operating expenses	8,642	106,010	12,370	127,022	9,548	63,328	8,950	81,826
OPERATING INCOME (LOSS)	16,224	2,123	(11,522)	6,825	7,325	(18,505)	(8,526)	(19,706)
Other	—	(1,199)	(282)	(1,481)	—	(1,260)	(375)	(1,635)
INCOME (LOSS) BEFORE INCOME TAXES	16,224	924	(11,804)	5,344	7,325	(19,765)	(8,901)	(21,341)
Income tax (expense) benefit	(3,953)	(348)	2,913	(1,388)	(1,550)	6,426	1,975	6,851
NET INCOME (LOSS)	12,271	576	(8,891)	3,956	5,775	(13,339)	(6,926)	(14,490)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	169	—	169	—	421	—	421
Net (income) loss attributable to redeemable noncontrolling interests	—	—	7	7	—	521	36	557
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$12,271	$745	$(8,884)	$4,132	$5,775	$(12,397)	$(6,890)	$(13,512)
Interest expense	—	1,040	263	1,303	—	1,337	305	1,642
Amortization of loan costs	—	91	22	113	—	7	70	77
Depreciation and amortization	986	8,125	152	9,263	2,127	8,693	79	10,899
Income tax expense (benefit)	3,953	348	(2,913)	1,388	1,550	(6,426)	(1,975)	(6,851)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	(7)	(7)	—	—	(36)	(36)
EBITDA	17,210	10,349	(11,367)	16,192	9,452	(8,786)	(8,447)	(7,781)
Deferred compensation plans	—	70	411	481	—	—	554	554
Non-cash stock-based compensation	—	70	827	897	—	85	1,589	1,674
Change in contingent consideration fair value	—	—	—	—	—	(298)	—	(298)
Transaction related costs	—	427	760	1,187	—	14	258	272
Loss on disposal of assets	—	272	—	272	1,605	184	—	1,789
Reimbursed software costs, net	(187)	—	—	(187)	(116)	—	—	(116)
Legal, advisory and settlement costs	—	86	82	168	—	(11)	(50)	(61)
Severance and executive recruiting costs	—	17	268	285	—	64	454	518
Amortization of hotel signing fees and lock subsidies	—	141	—	141	—	150	—	150
Other (gain) loss	—	52	—	52	—	(194)	—	(194)
Impairment	—	—	—	—	—	10,613	—	10,613
Adjusted EBITDA	17,023	11,484	(9,019)	19,488	10,941	1,821	(5,642)	7,120
Interest expense	—	(1,040)	(263)	(1,303)	—	(1,337)	(305)	(1,642)
Non-cash interest from finance lease	—	142	—	142	—	152	—	152
Adjusted income tax (expense) benefit	(4,332)	(1,318)	4,375	(1,275)	(2,883)	121	121	(2,641)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$12,691	$9,268	$(4,907)	$17,052	$8,058	$757	$(5,826)	$2,989
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.66	$1.22	$(0.64)	$2.24	$1.16	$0.11	$(0.84)	$0.43
Weighted average diluted shares	7,623	7,623	7,623	7,623	6,964	6,964	6,964	6,964
(1) The sum of the adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2021				Year Ended December 31, 2020
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$36,239	$—	$—	$36,239	$34,744	$—	$—	$34,744
Base advisory fees - Braemar	10,806	—	—	10,806	9,981	—	—	9,981
Other advisory revenue - Braemar	521	—	—	521	522	—	—	522
Hotel management fees:
Base management fees	—	21,291	—	21,291	—	17,126	—	17,126
Incentive management fees	—	4,969	—	4,969	—	—	—	—
Design and construction fees	—	9,557	—	9,557	—	8,936	—	8,936
Audio visual	—	49,880	—	49,880	—	37,881	—	37,881
Other	81	47,248	—	47,329	237	25,366	(1)	25,602
Cost reimbursement revenue	26,968	178,306	2,609	207,883	24,685	135,215	2,736	162,636
Total revenues	74,615	311,251	2,609	388,475	70,169	224,524	2,735	297,428
EXPENSES
Salaries and benefits	—	28,590	31,131	59,721	—	26,546	28,502	55,048
Deferred compensation plans	—	70	1,601	1,671	—	—	(3,012)	(3,012)
Non-cash equity-based compensation	—	520	4,033	4,553	—	123	5,440	5,563
Cost of audio visual revenues	—	38,243	—	38,243	—	30,256	—	30,256
Cost of design and construction revenues	—	4,105	—	4,105	—	3,521	—	3,521
Depreciation and amortization	4,039	27,966	593	32,598	9,131	30,212	614	39,957
General and administrative	—	16,373	9,221	25,594	—	14,014	5,909	19,923
Impairment	—	1,160	—	1,160	—	188,837	—	188,837
Other	645	17,555	(1)	18,199	8,035	10,597	55	18,687
Reimbursed expenses	8,271	177,886	2,609	188,766	8,364	134,153	2,736	145,253
REIT non-cash equity-based compensation	18,678	420	—	19,098	16,263	1,062	—	17,325
Total operating expenses	31,633	312,888	49,187	393,708	41,793	439,321	40,244	521,358
OPERATING INCOME (LOSS)	42,982	(1,637)	(46,578)	(5,233)	28,376	(214,797)	(37,509)	(223,930)
Other	—	(4,517)	(1,230)	(5,747)	—	(4,630)	(1,483)	(6,113)
INCOME (LOSS) BEFORE INCOME TAXES	42,982	(6,154)	(47,808)	(10,980)	28,376	(219,427)	(38,992)	(230,043)
Income tax (expense) benefit	(10,097)	(1,339)	11,598	162	(8,066)	10,228	12,093	14,255
NET INCOME (LOSS)	32,885	(7,493)	(36,210)	(10,818)	20,310	(209,199)	(26,899)	(215,788)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	678	—	678	—	1,178	—	1,178
Net (income) loss attributable to redeemable noncontrolling interests	—	152	63	215	—	1,813	432	2,245
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$32,885	$(6,663)	$(36,147)	$(9,925)	20,310	(206,208)	(26,467)	(212,365)
Interest expense	—	4,053	1,097	5,150	—	4,071	1,108	5,179
Amortization of loan costs	—	207	120	327	—	54	258	312
Depreciation and amortization	4,039	32,977	593	37,609	9,131	34,310	614	44,055
Income tax expense (benefit)	10,097	1,339	(11,598)	(162)	8,066	(10,228)	(12,093)	(14,255)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	(63)	(63)	—	—	(432)	(432)
EBITDA	47,021	31,913	(45,998)	32,936	37,507	(178,001)	(37,012)	(177,506)
Deferred compensation plans	—	70	1,601	1,671	—	—	(3,012)	(3,012)
Non-cash stock-based compensation	—	831	4,118	4,949	—	431	6,005	6,436
Change in contingent consideration fair value	—	22	—	22	—	447	—	447
Transaction related costs	—	968	2,456	3,424	—	295	754	1,049
Loss on disposal of assets	645	950	—	1,595	8,035	295	—	8,330
Reimbursed software costs, net	(507)	—	—	(507)	(409)	—	—	(409)
Legal, advisory and settlement costs	—	391	1,429	1,820	—	4	918	922
Severance and executive recruiting costs	—	143	1,187	1,330	—	2,223	1,711	3,934
Amortization of hotel signing fees and lock subsidies	—	518	—	518	—	539	—	539
Other (gain) loss	—	(475)	(78)	(553)	—	30	145	175
Impairment	—	1,160	—	1,160	—	188,563	—	188,563
Adjusted EBITDA	47,159	36,491	(35,285)	48,365	45,133	14,826	(30,491)	29,468
Interest expense	—	(4,053)	(1,097)	(5,150)	—	(4,071)	(1,108)	(5,179)
Non-cash interest from finance lease	—	643	—	643	—	613	—	613
Adjusted income tax (expense) benefit	(11,978)	(5,691)	12,776	(4,893)	(12,956)	(2,405)	6,768	(8,593)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$35,181	$27,390	$(23,606)	$38,965	$32,177	$8,963	$(24,831)	$16,309
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$4.70	$3.66	$(3.15)	$5.20	$4.52	$1.26	$(3.48)	$2.29
Weighted average diluted shares	7,492	7,492	7,492	7,492	7,126	7,126	7,126	7,126
(1) The sum of the adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$5,960	$—	$—	$—	$—	$—	$5,960
Incentive management fees	1,563	—	—	—	—	—	1,563
Design and construction fees	—	3,946	—	—	—	—	3,946
Audio visual	—	—	21,710	—	—	—	21,710
Other	—	—	—	5,708	529	5,173	11,410
Cost reimbursement revenue	62,478	1,046	20	—	—	—	63,544
Total revenues	70,001	4,992	21,730	5,708	529	5,173	108,133
EXPENSES
Salaries and benefits	3,707	716	2,969	689	592	224	8,897
Deferred compensation plans	—	—	—	70	—	—	70
Non-cash equity-based compensation	38	17	18	4	—	—	77
Cost of audio visual revenues	—	—	15,632	—	—	—	15,632
Cost of design and construction revenues	—	1,293	—	—	—	—	1,293
Depreciation and amortization	3,037	3,059	472	109	3	326	7,006
General and administrative	410	598	1,945	1,119	491	130	4,693
Other	—	19	—	3,125	153	1,501	4,798
Reimbursed expenses	62,428	1,004	—	—	—	—	63,432
REIT non-cash equity-based compensation	50	42	20	—	—	—	112
Total operating expenses	69,670	6,748	21,056	5,116	1,239	2,181	106,010
OPERATING INCOME (LOSS)	331	(1,756)	674	592	(710)	2,992	2,123
Other	72	—	(438)	(248)	8	(593)	(1,199)
INCOME (LOSS) BEFORE INCOME TAXES	403	(1,756)	236	344	(702)	2,399	924
Income tax (expense) benefit	(274)	366	(101)	146	—	(485)	(348)
NET INCOME (LOSS)	129	(1,390)	135	490	(702)	1,914	576
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	1	173	(5)	169
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$129	$(1,390)	$135	$491	$(529)	$1,909	$745
Interest expense	—	—	240	162	—	638	1,040
Amortization of loan costs	—	—	34	57	—	—	91
Depreciation and amortization	3,037	3,059	1,676	296	3	54	8,125
Income tax expense (benefit)	274	(366)	101	(146)	—	485	348
EBITDA	3,440	1,303	2,186	860	(526)	3,086	10,349
Deferred compensation plans	—	—	—	70	—	—	70
Non-cash stock-based compensation	35	17	18	—	—	—	70
Transaction related costs	2	—	407	18	—	—	427
Loss on disposal of assets	—	—	193	79	—	—	272
Legal, advisory and settlement costs	28	—	58	—	—	—	86
Severance and executive recruiting costs	17	—	—	—	—	—	17
Amortization of hotel signing fees and lock subsidies	—	—	133	—	8	—	141
Other (gain) loss	—	—	52	—	—	—	52
Adjusted EBITDA	3,522	1,320	3,047	1,027	(518)	3,086	11,484
Interest expense	—	—	(240)	(162)	—	(638)	(1,040)
Non-cash interest from finance lease	—	—	—	—	—	142	142
Adjusted income tax (expense) benefit	(752)	(164)	(124)	239	—	(517)	(1,318)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2,770	$1,156	$2,683	$1,104	$(518)	$2,073	$9,268
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.36	$0.15	$0.35	$0.14	$(0.07)	$0.27	$1.22
Weighted average diluted shares	7,623	7,623	7,623	7,623	7,623	7,623	7,623
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2020
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$3,534	$—	$—	$—	$—	$—	$3,534
Design and construction fees	—	1,156	—	—	—	—	1,156
Audio visual	—	—	4,123	—	—	—	4,123
Other	—	—	—	2,929	324	4,058	7,311
Cost reimbursement revenue	28,424	275	—	—	—	—	28,699
Total revenues	31,958	1,431	4,123	2,929	324	4,058	44,823
EXPENSES
Salaries and benefits	1,637	553	2,417	470	657	179	5,913
Non-cash equity-based compensation	62	14	13	—	5	—	94
Cost of audio visual revenues	—	—	4,384	—	—	—	4,384
Cost of design and construction revenues	—	489	—	—	—	—	489
Depreciation and amortization	3,518	3,157	482	92	4	326	7,579
General and administrative	299	325	1,148	831	506	89	3,198
Impairment	—	—	10,551	—	—	73	10,624
Other	—	—	(315)	1,798	119	746	2,348
Reimbursed expenses	28,315	239	—	—	—	—	28,554
REIT non-cash equity-based compensation	109	36	—	—	—	—	145
Total operating expenses	33,940	4,813	18,680	3,191	1,291	1,413	63,328
OPERATING INCOME (LOSS)	(1,982)	(3,382)	(14,557)	(262)	(967)	2,645	(18,505)
Other	1	—	(366)	(169)	—	(726)	(1,260)
INCOME (LOSS) BEFORE INCOME TAXES	(1,981)	(3,382)	(14,923)	(431)	(967)	1,919	(19,765)
Income tax (expense) benefit	1,896	1,916	3,207	211	—	(804)	6,426
NET INCOME (LOSS)	(85)	(1,466)	(11,716)	(220)	(967)	1,115	(13,339)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	148	250	23	421
Net (income) loss attributable to redeemable noncontrolling interests	—	—	278	—	243	—	521
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(85)	$(1,466)	$(11,438)	$(72)	$(474)	$1,138	$(12,397)
Interest expense	—	—	584	131	—	622	1,337
Amortization of loan costs	—	—	13	(6)	—	—	7
Depreciation and amortization	3,518	3,157	1,603	247	2	166	8,693
Income tax expense (benefit)	(1,896)	(1,916)	(3,207)	(211)	—	804	(6,426)
EBITDA	1,537	(225)	(12,445)	89	(472)	2,730	(8,786)
Non-cash stock-based compensation	57	14	12	—	2	—	85
Change in contingent consideration fair value	—	—	(298)	—	—	—	(298)
Transaction related costs	10	—	—	4	—	—	14
Loss on disposal of assets	—	—	184	—	—	—	184
Legal, advisory and settlement costs	—	—	(11)	—	—	—	(11)
Severance and executive recruiting costs	29	—	1	—	34	—	64
Amortization of hotel signing fees and lock subsidies	—	—	140	—	10	—	150
Other (gain) loss	—	—	(210)	—	16	—	(194)
Impairment	—	—	10,552	—	—	61	10,613
Adjusted EBITDA	1,633	(211)	(2,075)	93	(410)	2,791	1,821
Interest expense	—	—	(584)	(131)	—	(622)	(1,337)
Non-cash interest from finance lease	—	—	—	—	—	152	152
Adjusted income tax (expense) benefit	(996)	124	1,399	115	—	(521)	121
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$637	$(87)	$(1,260)	$77	$(410)	$1,800	$757
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.09	$(0.01)	$(0.18)	$0.01	$(0.06)	$0.26	$0.11
Weighted average diluted shares	6,964	6,964	6,964	6,964	6,964	6,964	6,964
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P. and AINC Bar Draught LLC.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$21,291	$—	$—	$—	$—	$—	$21,291
Incentive management fees	4,969	—	—	—	—	—	4,969
Design and construction fees	—	9,557	—	—	—	—	9,557
Audio visual	—	—	49,880	—	—	—	49,880
Other	20	—	—	23,867	1,965	21,396	47,248
Cost reimbursement revenue	175,430	2,856	20	—	—	—	178,306
Total revenues	201,710	12,413	49,900	23,867	1,965	21,396	311,251
EXPENSES
Salaries and benefits	12,309	2,981	7,732	2,394	2,349	825	28,590
Deferred compensation plans	—	—	—	70	—	—	70
Non-cash equity-based compensation	335	64	104	12	5	—	520
Cost of audio visual revenues	—	—	38,243	—	—	—	38,243
Cost of design and construction revenues	—	4,105	—	—	—	—	4,105
Depreciation and amortization	12,141	12,230	1,880	400	15	1,300	27,966
General and administrative	1,881	1,677	6,127	4,080	2,204	404	16,373
Impairment	—	—	1,160	—	—	—	1,160
Other	—	19	22	11,991	612	4,911	17,555
Reimbursed expenses	175,196	2,690	—	—	—	—	177,886
REIT non-cash equity-based compensation	234	166	20	—	—	—	420
Total operating expenses	202,096	23,932	55,288	18,947	5,185	7,440	312,888
OPERATING INCOME (LOSS)	(386)	(11,519)	(5,388)	4,920	(3,220)	13,956	(1,637)
Other	145	—	(1,186)	(961)	7	(2,522)	(4,517)
INCOME (LOSS) BEFORE INCOME TAXES	(241)	(11,519)	(6,574)	3,959	(3,213)	11,434	(6,154)
Income tax (expense) benefit	(1,406)	2,414	1,326	(1,025)	—	(2,648)	(1,339)
NET INCOME (LOSS)	(1,647)	(9,105)	(5,248)	2,934	(3,213)	8,786	(7,493)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	(51)	799	(70)	678
Net (income) loss attributable to redeemable noncontrolling interests	—	—	—	—	152	—	152
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(1,647)	$(9,105)	$(5,248)	$2,883	$(2,262)	$8,716	$(6,663)
Interest expense	—	—	876	616	—	2,561	4,053
Amortization of loan costs	—	—	121	86	—	—	207
Depreciation and amortization	12,141	12,230	6,830	1,275	11	490	32,977
Income tax expense (benefit)	1,406	(2,414)	(1,326)	1,025	—	2,648	1,339
EBITDA	11,900	711	1,253	5,885	(2,251)	14,415	31,913
Deferred compensation plans	—	—	—	70	—	—	70
Non-cash stock-based compensation	696	64	68	—	3	—	831
Change in contingent consideration fair value	—	—	22	—	—	—	22
Transaction related costs	161	—	483	324	—	—	968
Loss on disposal of assets	—	—	897	53	—	—	950
Legal, advisory and settlement costs	53	—	338	—	—	—	391
Severance and executive recruiting costs	96	—	—	8	39	—	143
Amortization of hotel signing fees and lock subsidies	—	—	488	—	30	—	518
Other (gain) loss	(375)	114	(213)	—	(1)	—	(475)
Impairment	—	—	1,160	—	—	—	1,160
Adjusted EBITDA	12,531	889	4,496	6,340	(2,180)	14,415	36,491
Interest expense	—	—	(876)	(616)	—	(2,561)	(4,053)
Non-cash interest from finance lease	—	—	—	—	—	643	643
Adjusted income tax (expense) benefit	(2,522)	(340)	407	(150)	—	(3,086)	(5,691)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$10,009	$549	$4,027	$5,574	$(2,180)	$9,411	$27,390
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.34	$0.07	$0.54	$0.74	$(0.29)	$1.26	$3.66
Weighted average diluted shares	7,492	7,492	7,492	7,492	7,492	7,492	7,492
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2020
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$17,126	$—	$—	$—	$—	$—	$17,126
Design and construction fees	—	8,936	—	—	—	—	8,936
Audio visual	—	—	37,881	—	—	—	37,881
Other	—	—	—	9,663	1,479	14,224	25,366
Cost reimbursement revenue	132,547	2,668	—	—	—	—	135,215
Total revenues	149,673	11,604	37,881	9,663	1,479	14,224	224,524
EXPENSES
Salaries and benefits	10,942	2,776	7,924	1,813	2,221	870	26,546
Non-cash equity-based compensation	(19)	82	51	—	9	—	123
Cost of audio visual revenues	—	—	30,256	—	—	—	30,256
Cost of design and construction revenues	—	3,521	—	—	—	—	3,521
Depreciation and amortization	13,943	12,628	1,968	329	19	1,325	30,212
General and administrative	1,828	1,551	6,457	2,362	1,285	531	14,014
Impairment	126,548	49,524	12,692	—	—	73	188,837
Other	—	—	437	5,767	529	3,864	10,597
Reimbursed expenses	131,854	2,299	—	—	—	—	134,153
REIT non-cash equity-based compensation	693	369	—	—	—	—	1,062
Total operating expenses	285,789	72,750	59,785	10,271	4,063	6,663	439,321
OPERATING INCOME (LOSS)	(136,116)	(61,146)	(21,904)	(608)	(2,584)	7,561	(214,797)
Other	(359)	—	(1,358)	(630)	(6)	(2,277)	(4,630)
INCOME (LOSS) BEFORE INCOME TAXES	(136,475)	(61,146)	(23,262)	(1,238)	(2,590)	5,284	(219,427)
Income tax (expense) benefit	3,108	3,267	5,060	523	—	(1,730)	10,228
NET INCOME (LOSS)	(133,367)	(57,879)	(18,202)	(715)	(2,590)	3,554	(209,199)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	412	670	96	1,178
Net (income) loss attributable to redeemable noncontrolling interests	—	—	1,148	—	665	—	1,813
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(133,367)	$(57,879)	$(17,054)	$(303)	$(1,255)	$3,650	$(206,208)
Interest expense	—	—	1,139	455	—	2,477	4,071
Amortization of loan costs	—	—	51	3	—	—	54
Depreciation and amortization	13,943	12,628	6,158	922	9	650	34,310
Income tax expense (benefit)	(3,108)	(3,267)	(5,060)	(523)	—	1,730	(10,228)
EBITDA	(122,532)	(48,518)	(14,766)	554	(1,246)	8,507	(178,001)
Non-cash stock-based compensation	299	82	46	—	4	—	431
Change in contingent consideration fair value	—	—	449	(2)	—	—	447
Transaction related costs	245	—	—	50	—	—	295
Loss on disposal of assets	—	—	291	4	—	—	295
Legal, advisory and settlement costs	—	—	4	—	—	—	4
Severance and executive recruiting costs	910	483	733	—	40	57	2,223
Amortization of hotel signing fees and lock subsidies	—	—	503	—	36	—	539
Other (gain) loss	—	—	14	—	16	—	30
Impairment	126,548	49,524	12,430	—	—	61	188,563
Adjusted EBITDA	5,470	1,571	(296)	606	(1,150)	8,625	14,826
Interest expense	—	—	(1,139)	(455)	—	(2,477)	(4,071)
Non-cash interest from finance lease	—	—	—	—	—	613	613
Adjusted income tax (expense) benefit	(2,520)	(691)	2,171	188	—	(1,553)	(2,405)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2,950	$880	$736	$339	$(1,150)	$5,208	$8,963
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.41	$0.12	$0.10	$0.05	$(0.16)	$0.73	$1.26
Weighted average diluted shares	7,126	7,126	7,126	7,126	7,126	7,126	7,126
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P., and AINC Bar Draught LLC.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.